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                           FORM 8-K -- CURRENT REPORT

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)          May 15, 1996
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                              IBT Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)

     Michigan                       O184-15                  38-2830092
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(State or other jurisdiction       (Commission                  (IRS
Employer of corporation)           File Number)            Identification No.)

200 East Broadway              Mount Pleasant, Michigan      48858
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(Address of principal executive offices)                   (Zip code)

                               (517) 772-9471
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            (Registrant's telephone number, including area code)


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       (Former name or former address, if changed since last report.)











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Form 8-K
IBT Bancorp, Inc.

Item 4.  Changes in Registrant's Certifying Accountants

At a meeting on May 14, 1996, the Board of Directors of the Corporation approved the engagement of Rehman Robson, P.C. as its independent auditors for the fiscal year ending December 31, 1996 to replace the firm of Andrews, Hooper & Pavlik, P.L.C. The audit committee of the Board of Directors approved the change in auditors on May 14, 1996.

The reports of Andrews, Hooper & Pavlik, P.L.C. on the Corporation's financial statements for the years ended December 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Corporation's financial statements for the past two fiscal years ended December 31, 1995 and 1994, and up to the current date, there were no disagreements with Andrews, Hooper & Pavlik, P.L.C. on any matters of accounting principles or practices, financial statement disclosures, or auditing scope and procedures which if not resolved to the satisfacton of Andrews, Hooper & Pavlik, P.L.C. would have caused Andrews, Hooper & Pavlik, P.L.C. to make reference to the matter in their report.

The Corporation has requested Andrews, Hooper & Pavlik to furnish it a letter addressed to the Commisssion stating whether it agrees with the above statement. A copy of the letter dated May 16, 1996 is filed as Exhibit 1 to this Form 8-K.







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EXHIBIT 1 TO FORM 8-K




May 16, 1996





Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

We have read Item 4 of Form 8-K dated May 20, 1996 of IBT Bancorp, Inc. and are in agreement with the statements contained in the second, third and fourth paragraphs thereof. We have no basis to agree or disagree with other statements of the Registrant contained therein.



                                     Andrews, Hooper, & Pavlik, P.L.C.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          IBT Bancorp, Inc.
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                                                  (Registrant)



Date    May 20, 1996
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                                          /s/Dennis P. Angner
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                                          Dennis P. Angner
                                          Treasurer
                                          (Principal Financial Officer)